BANTA CORPORATION

EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

        THIS AGREEMENT, made and entered into as of this ___ day of __________, ____, by and between BANTA CORPORATION, a Wisconsin corporation (the “Company”), and ________________________ (the “Participating Key Employee”).

W I T N E S S E T H :

        WHEREAS, the Company has adopted the Banta Corporation Equity Incentive Plan, as amended (the “Plan”), the terms of which, to the extent not stated herein, are specifically incorporated by reference in this Agreement; and

        WHEREAS, one of the purposes of the Plan is to permit the granting of awards of restricted shares of the Company’s Common Stock, $.10 par value (the “Common Stock”), to certain key employees of the Company and its Affiliates (as defined in the Plan); and

        WHEREAS, the Participating Key Employee is now employed by the Company or an Affiliate of the Company in a key capacity, and the Company desires the Participating Key Employee to remain in such employ, and to secure or increase his or her stock ownership in the Company in order to increase his or her incentive and personal interest in the welfare of the Company.

        NOW, THEREFORE, in consideration of the premises and of the covenants and agreements herein set forth, the parties hereby mutually covenant and agree as follows:

        1.    Award of Restricted Stock. Subject to the terms and conditions of the Plan and this Agreement, the Company hereby awards the Participating Key Employee the number of shares of Common Stock set forth on the signature page of this Agreement (the “Restricted Stock”).

        2.    Restrictions. Except as otherwise provided herein, the Restricted Stock may not be sold, transferred or otherwise alienated or hypothecated until the respective dates set forth on the signature page of this Agreement (each such date, a “Release Date”).

        3.    Escrow. The Restricted Stock granted to the Participating Key Employee shall be held in escrow by the Company, as escrow agent, in the name of the Participating Key Employee in a book entry subaccount established by American Stock Transfer & Trust Company, the Company’s transfer agent and registrar, or any successor transfer agent and registrar. Upon grant of such Restricted Stock, the Participating Key Employee shall be deemed to have given the Company a stock power for such Restricted Stock duly endorsed in blank which shall be used in the event such Restricted Stock is forfeited in whole or in part. Unless theretofore forfeited as provided in this Agreement, Restricted Stock shall cease to be held in escrow and certificate(s) for the appropriate number of shares of the Common Stock shall be issued and delivered to the Participating Key Employee, or in the case of his or her death, to his or her Beneficiary (as hereinafter defined) on the applicable Release Date or upon any other termination of the restrictions imposed by Paragraph 2 of this Agreement.

        4.    Transfer After Release Date; Securities Law Restrictions. Except as otherwise provided herein, Restricted Stock shall become free of the restrictions of Paragraph 2 and be freely transferable by the Participating Key Employee on and after the applicable Release Date. Shares of Restricted Stock granted hereunder on which the restrictions set forth in Paragraph 2 have lapsed are referred to herein as “Released Securities.” Notwithstanding anything to the contrary herein, the Participating Key Employee agrees and acknowledges with respect to any shares of Restricted Stock that have become Released Securities and which have not been registered under the Securities Act of 1933, as amended (the “Act”), (i) he or she will not sell or otherwise dispose of any of such Released Securities except pursuant to an effective registration statement under the Act and any applicable state securities laws, or in a transaction which, in the opinion of counsel for the Company, is exempt from such registration, and (ii) a legend will be placed on the certificates for the Released Securities to such effect.

        5.    Termination of Employment Due to Death, Disability or Retirement.

        (a)     If the Participating Key Employee’s employment with the Company and its Affiliates is terminated prior to the applicable Release Date because of the Participating Key Employee’s death, retirement after reaching age 65 or disability, the restrictions of Paragraph 2 applicable to that portion of the Restricted Stock (on which the restrictions have not yet lapsed) shall terminate and such Restricted Stock shall be free of such restrictions and, except as otherwise provided in Paragraph 4 hereof, freely transferable.

        (b)     If the Participating Key Employee’s employment with the Company and its Affiliates is terminated prior to the applicable Release Date because of the Participating Key Employee’s retirement (with the consent of the Company) after reaching age 62 but before reaching age 65, the restrictions of Paragraph 2 applicable to that portion of the Restricted Stock (on which the restrictions have not yet lapsed), assuming that the Participating Key Employee had actually been employed by the Company or its Affiliates for twelve months beyond such retirement date, shall terminate and such Restricted Stock shall be free of such restrictions and, except as otherwise provided in Paragraph 4 hereof, freely transferable. The remaining Restricted Stock granted hereunder, if any, shall be forfeited to the Company.

        6.    Termination of Employment for Any Other Reason. In the event that the Participating Key Employee is discharged or leaves the employ of the Company or any of its Affiliates for any reason (other than the death or disability of the Participating Key Employee or the retirement of the Participating Key Employee as contemplated by Paragraph 5 above) prior to the applicable Release Date, all Restricted Stock on which the restrictions have not previously lapsed shall be forfeited to the Company on the date on which such termination of employment occurs.

        7.    Beneficiary.

        (a)     The person whose name appears on the signature page hereof after the caption “Beneficiary” or any successor designated by the Participating Key Employee in accordance with the terms of this Agreement (the person who is the Participating Key Employee’s Beneficiary at the time of his or her death is herein referred to as the “Beneficiary”) shall be entitled to receive the Restricted Stock to be released to the Beneficiary under Paragraphs 3 and 5 as a result of the death of the Participating Key Employee. The Participating Key Employee may from time to time revoke or change his or her Beneficiary without the consent of any prior Beneficiary by filing a new designation with the Committee (as defined in the Plan). The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participating Key Employee’s death, and in no event shall any designation be effective as of a date prior to such receipt.

        (b)     If no such Beneficiary designation is in effect at the time of a Participating Key Employee’s death, or if no designated Beneficiary survives the Participating Key Employee or if such designation conflicts with applicable law, the Participating Key Employee’s estate shall be entitled to receive the Restricted Stock to be released from the restrictions of Paragraph 2 upon the death of the Participating Key Employee. If the Committee is in doubt as to the right of any person to receive such Restricted Stock, the Company may retain the Restricted Stock, without liability for any interest thereon, until the Committee determines the person entitled thereto, or the Company may deliver such Restricted Stock to any court of appropriate jurisdiction and such delivery shall be a complete discharge of the liability of the Company therefor.

        8.    Restrictive Legend. In addition to any legends placed on certificates for Released Securities under Paragraph 4 above, all shares of Restricted Stock held in escrow by the Company, as escrow agent, in the name of the Participating Key Employee shall be tagged, contain a legend, or otherwise be identified as Restricted Stock, as follows:

“The sale or other transfer of these shares, whether voluntary or by operation of law, is subject to certain restrictions set forth in the Banta Corporation Equity Incentive Plan, as amended, and a Restricted Stock Award Agreement between Banta Corporation and the registered owner hereof. A copy of such Plan and such Agreement may be obtained from the Secretary of Banta Corporation.”

When the restrictions imposed by Paragraph 2 hereof terminate, the Participating Key Employee shall be entitled to receive certificates issued for such Released Securities without the foregoing tag, legend, or identification.

        9.    Voting Rights; Dividends and Other Distributions.

        (a)     While shares of Restricted Stock are subject to restrictions under Paragraph 2 and prior to any forfeiture thereof, the Participating Key Employee may exercise full voting rights for the shares of Restricted Stock registered in his or her name in book entry form and held in escrow hereunder.

        (b)     While shares of Restricted Stock are subject to the restrictions under Paragraph 2 and prior to any forfeiture thereof, the Participating Key Employee shall be entitled to receive all dividends and other distributions paid with respect to such shares of Restricted Stock. If any such dividends or distributions are paid in shares of Common Stock or other equity securities of the Company, such equity securities shall be held in book entry form and subject to the same restrictions as the shares of Restricted Stock with respect to which they were paid.

        (c)     Subject to the provisions of this Agreement, the Participating Key Employee shall have, with respect to the Restricted Stock, all other rights of holders of Common Stock.

        10.    Tax Withholding Obligations Settled with Common Stock. If the Participating Key Employee does not make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Restricted Stock awarded hereunder, the Participating Key Employee may satisfy the Company’s withholding tax requirements by electing to have the Company withhold that number of shares of Released Securities otherwise deliverable to the Participating Key Employee from escrow hereunder or to deliver to the Company a number of shares of Common Stock, in each case, having a Fair Market Value on the Tax Date (as such terms are below) equal to the minimum amount required to be withheld as a result of the termination of the restrictions on such Restricted Stock. The election must be made in writing in accordance with such rules and regulations and in such form as the Committee may determine. The election must be delivered to the Company prior to the Tax Date. If the number of shares so determined shall include a fractional share, the Participating Key Employee shall deliver cash in lieu of such fractional share. As used herein: (y) “Tax Date” means the date on which the Participating Key Employee must include in his or her gross income for federal income tax purposes the fair market value of the Released Securities; and (z) “Fair Market Value” means the per share closing price on the date in question in the principal market on which shares of stock which are equivalent to the Restricted Stock are then traded or, if no sales of such stock have taken place on such date, the closing price on the most recent date on which selling prices were quoted.

        11.    Adjustments. In the event of any reclassification, subdivision or combination of shares of Common Stock, merger or consolidation of the Company or sale by the Company of all or a portion of its assets, or other event which could, in the judgment of the Committee, distort the implementation of the Plan or the realization of its objectives, the Committee may make such adjustments in the shares of Restricted Stock subject to this Agreement, or in the terms, conditions or restrictions of this Agreement as the Committee deems equitable to the extent consistent with the Plan.

        12.    Powers of Company Not Affected. The existence of the Restricted Stock shall not affect in any way the right or power of the Company or its shareholders to make or authorize any combination, subdivision or reclassification of the Common Stock or any reorganization, merger, consolidation, business combination, exchange of shares, or other change in the Company’s capital structure or its business, or any issue of bonds, debentures or stock having rights or preferences equal, superior or affecting the Restricted Stock or the rights thereof, or dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Nothing in this Agreement shall confer upon the Participating Key Employee any right to continue in the employment of the Company or any of its Affiliates or interfere with or limit in any way the right of the Company or any of its Affiliates to terminate the Participating Key Employee’s employment at any time.

        13.    Interpretation by Committee. The Participating Key Employee agrees that any dispute or disagreement which may arise in connection with this Agreement shall be resolved by the Committee, in its sole discretion, and that any interpretation by the Committee of the terms of this Agreement or the Plan and any determination made by the Committee under this Agreement or the Plan may be made in the sole discretion of the Committee and shall be final, binding, and conclusive all as more fully set forth in the Plan. Any such determination need not be uniform and may be made differently among Participating Key Employees awarded Restricted Stock.

        14.    Change of Control.

        (a)     Notwithstanding any other provision to the contrary contained in this Agreement, effective upon a Change in Control of the Company (as defined below), the restrictions imposed upon the Restricted Stock by Paragraph 2 of this Agreement shall immediately be deemed to have lapsed and the applicable Release Date shall be deemed to have occurred as of the date of the Change in Control of the Company with respect to such Restricted Stock.

        (b)     The following terms shall have the following meanings when used in this Paragraph 14.

(i) The term “Change in Control of the Company” shall be deemed to occur if (A) any Person becomes the Beneficial Owner of more than 30% of the outstanding voting stock of the Company, (1) in whole or in part by means of an offer made to the holders of any one or more classes of such voting stock to acquire such shares for cash, securities, other property or any combination thereof, or (2) by any other means; (B) the Company sells, transfers or assigns all or substantially all of its business and assets; (C) the Company consolidates with or merges into any other corporation, unless the Company or a subsidiary of the Company is the continuing or surviving corporation; (D) the Company acquires, whether through purchase, merger or otherwise, all or substantially all of the operating assets or capital stock of another entity and in connection with such acquisition persons are elected or appointed to the Board of Directors of the Company who are not directors immediately prior to such acquisition and such persons constitute a majority of the Board of Directors after such acquisition; or (E) any Person succeeds in electing two or more directors of the Company in any one election in opposition to those nominees proposed by management of the Company.

(ii) A Person shall be deemed to be the “Beneficial Owner” of any securities:

(A) which such Person or any of such Person’s Affiliates or Associates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, (1) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase, or (2) securities issuable upon exercise of Rights issued pursuant to the terms of the Company’s Rights Agreement with American Stock Transfer & Trust Company, dated as of November 5, 2001, as amended from time to time (or any successor to such Rights Agreement), at any time before the issuance of such securities;

(B) which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act), including pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this subparagraph (B) as a result of an agreement, arrangement or understanding to vote such security if the agreement, arrangement or understanding: (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act and (2) is not also then reportable on a Schedule 13D under the Exchange Act (or any comparable or successor report); or

(C) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in Subsection (B)(1) above) or disposing of any voting securities of the Company.

(iii) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(iv) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

(v) “Person” shall mean any individual, firm, partnership, corporation, limited liability company, limited partnership or other entity, including any successor (by merger or otherwise) of such entity, or a group of any of the foregoing acting in concert.

        15.    Miscellaneous.

        (a)     This Agreement shall be governed and construed in accordance with the laws of the State of Wisconsin applicable to contracts made and to be performed therein between residents thereof.

        (b)     This Agreement may not be amended or modified except by the written consent of the parties hereto.

        (c)     Headings are given to the paragraphs and subparagraphs of this Agreement solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Agreement or any provision thereof.

        (d)     Any notice, filing or delivery hereunder or with respect to Restricted Stock shall be given to the Participating Key Employee at either his or her usual work location or his or her home address as indicated in the records of the Company, and shall be given to the Committee or the Company at 225 Main Street, Menasha, Wisconsin 54952, Attention: Secretary. All such notices shall be given by first class mail, postage pre-paid, or by personal delivery.

        (e)     This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and shall be binding upon and inure to the benefit of the Participating Key Employee, the Beneficiary and the personal representative(s) and heirs of the Participating Key Employee.

        IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer and its corporate seal hereunto affixed, and the Participating Key Employee has hereunto affixed his or her hand, all on the day and year set forth below.

BANTA CORPORATION
(CORPORATE SEAL)	By:

Attest: _____________________________________________ PARTICIPATING KEY EMPLOYEE
___________________________________________________

Number of Shares of Restricted Stock: Date of Agreement: ________________ Grant Date:_______________

Release Dates: As to ________ shares: the Release Date is

_____________________.

                                  As to ________ shares: the Release Date is

_____________________.

                                  As to ________ shares: the Release Date is

_____________________.

Beneficiary:

Address of Beneficiary:

Beneficiary Tax Identification No.: